Statement of Additional Information

August 17, 2011
Investment Adviser:
ICICI Securities Holdings Inc.
(D/B/A ICICI Investment Advisors)
415 Madison Avenue, Suite 1427
New York, New York 10017

Account Information and Shareholder Services:

Attn: Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, Maine 04112
(877) 344-5407
ICICI India Dynamic Fund Class A Shares (ICIPX) Class C Shares (ICINX) Class I Shares (ICIIX)

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated August 17, 2011, as it may be amended from time to time, offering shares of the ICICI India Dynamic Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Atlantic Fund Services, LLC (“Atlantic”) at the address or telephone number listed above.  This SAI is incorporated herein by reference in the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

The Fund has not commenced operations as of the date hereof and thus the Fund’s financial statements are not available at this time.

Copies of the Annual Report may be obtained, when they are available, without charge and upon request, by contacting Atlantic at the address, telephone number or email address listed above.

Table of Contents

Glossary	i
Investment Policies and Risks	1
A. Equity Securities	1
B. Convertible Securities and Convertible Arbitrage	3
C. Foreign Securities	4
D. Foreign Currencies Transactions	8
E. Debt Securities	9
F. Derivatives	14
G. Leverage Transactions	20
H. Illiquid and Restricted Securities	21
I. Exchange Traded Funds (“ETFs”)	22
J. Security Ratings Information	22
K. Non-Diversified Fund	23
L. Market Turbulence	23
Investment Limitations	24
Board of Trustees, Management and Service Providers	26
A. Board of Trustees	26
B. Principal Officers of the Trust	29
C. Ownership of Securities of the Adviser and Related Companies	30
D. Information Concerning Trust Committees	30
E. Compensation of Trustees and Officers	31
F. Investment Adviser	32
G. Distributor	34
H. Other Fund Service Providers	37
Portfolio Transactions	39
A. How Securities are Purchased and Sold	39
B. Commissions Paid	40
C. Adviser Responsibility for Purchases and Sales	40
D. Choosing Broker Dealers	40
E. Counterparty Risk	41
F. Other Accounts of the Adviser	41
G. Portfolio Turnover	41
H. Securities of Regular Broker-Dealers	41
I. Portfolio Holdings	42

Purchase and Redemption Information	43
A. General Information	43
B. Additional Purchase Information	43
C. Additional Redemption Information	44
Taxation	46
A. Qualification for Treatment as a Regulated Investment Company	46
B. Fund Distributions	48
C. Certain Tax Rules Applicable to Fund Transactions	49
D. Federal Excise Tax	50
E. Redemption of Shares	51
F. Backup Withholding	51
G. State and Local Taxes	51
H. Foreign Income Tax	51
I. Indian Tax Issues	52
J. Investment through Mauritius or Other Tax Efficient Jurisdiction	53
Other Matters	56
A. The Trust and Its Shareholders	56
B. Fund Ownership	57
C. Limitation on Shareholders’ and Trustees’ Liability	57
D. Proxy Voting Procedures	57
E. Code of Ethics	58
F. Registration Statement	58
G. Financial Statements	58
Appendix A – Description of Securities Ratings	A-1
Appendix B – Proxy Voting Procedures	B-1

iii

Glossary

As used in this SAI, the following terms have the meanings listed.

“Adviser” means ICICI Securities Holdings Inc. (D/B/A ICICI Investment Advisors), the Fund’s investment adviser.

“Atlantic” means Atlantic Fund Services, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, and includes the regulations thereunder, IRS interpretations or similar authority upon which the Fund may rely.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means ICICI India Dynamic Fund, a series of the Trust.

“Fund Accountant” means JFS in its capacity as fund accountant to the Fund.

“Fund Administrator” means JFS in its capacity as administrator to the Fund.

“Independent Trustee” means a Trustee who is not an interested person of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, as defined below.

“IRS” means the U.S. Internal Revenue Service.

“JFS” means Jackson Fund Services, a division of Jackson National Asset Management, LLC.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

“Portfolio” means Forum Funds India Dynamic Limited, a wholly-owned subsidiary of the Fund that is registered with the Mauritius Financial Services Commission as a

i

collective investment vehicle.  The Portfolio was formed for the purpose of facilitating the Fund’s purchase of Indian securities directly in the Indian markets.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“Trust Administrator” means Atlantic in its capacity as administrator to the Trust.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, including rules and regulations as promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules and regulations, SEC interpretations and any exemptive orders or interpretive relief as promulgated thereunder.

ii

Investment Policies and Risks

The Fund is a non-diversified series of the Trust.  This section supplements, and should be read in conjunction with, the Fund’s Prospectus.  The following are descriptions of permitted investments and investment practices of the Fund and the associated risks.  The Fund will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with the Fund’s investment objective.  Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund.

A.           Equity Securities

Common and Preferred Stock.  The Fund may invest in common and preferred stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Direct equity investments in Indian companies may involve a high degree of business and financial risk that can result in substantial losses.  Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Certain of the Fund’s direct equity investments in India may include smaller, less-seasoned companies, which may involve greater risks.  These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Warrants and Rights.  The Fund may invest in warrants and rights.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time.  The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  The Fund may invest in depositary receipts.  A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security.  Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts, Indian Depository Receipts (“IDRs”) and other similar global instruments.  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.  EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.  IDRs are issued by domestic depositories in India and are denominated in Indian Rupees, wherein the underlying security is of a company situated outside India.  The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.  No formal market for IDRs has developed.

Initial Public Offerings.  The Fund may purchase securities in initial public offerings (“IPOs”).  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  The prices of securities sold in IPOs may be highly volatile.  At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.

B.           Convertible Securities and Convertible Arbitrage.  The Fund may invest in convertible securities.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future.  A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying stocks since they have fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The Fund may engage in convertible arbitrage.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  The Fund also may seek to use convertible arbitrage to hedge interest rate exposure under some circumstances or use certain other strategies to maintain a sector and market neutral portfolio.  The average grade of a bond in a convertible arbitrage portfolio is typically below investment grade with individual ratings ranging from AA to CCC.  However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.  Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

The Fund’s investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.  Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

C.           Foreign Securities.  The Fund intends to invest in foreign securities traded in the U.S. or directly in foreign markets.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects.  While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund.  These risks can be significantly greater for investments in developing or emerging markets.  Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.  From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.  Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.  Certain countries’ financial markets and services are less developed than those in the U.S. or other major economies.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher.  Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity.  The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets.  The Indian securities markets are generally smaller and more volatile than the securities markets of the United States.  The Indian stock market has in the past experienced substantial price volatility and no assurance can be given that such volatility will not occur in the future.  The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.  In addition, in the event of occurrence of any of the above events, the Securities and Exchange Board of India (“SEBI”) can impose restrictions on trading in certain securities, limitations on price movements and margin requirements.  There is typically a lower level of regulation and monitoring of the Indian securities markets and the activities of investors, brokers and other participants than in the U.S. Indian disclosure and regulatory standards are in many respects less stringent than standards in developed countries.  There may be less publicly available information about Indian companies than is regularly published by or about companies in such other countries.  Indian accounting standards and requirements also differ in significant respects from those applicable to companies in the U.S. and other developed countries.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.  Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval.  The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions and are registered with the Securities and Exchange Board of India (“SEBI”), may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India). The Portfolio, which was formed for the purpose of facilitating the Fund’s purchase of Indian securities directly in the Indian market, is not registered as an FII with SEBI.  However, the Portfolio has entered into an FII Agreement with a third-party that has obtained a certificate of registration from SEBI to act as an FII.  The investment by the Portfolio in Indian securities is therefore dependent on its continued agreement with an FII or its own registration as an FII.  Any loss of such registration by the Portfolio’s FII could result in mandatory divestment by the Portfolio.

Additionally, ownership of the Fund by certain non-resident Indians and companies owned by non-resident Indians, and ownership by the Portfolio of Indian companies, may be restricted.  Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes.  There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and/or initial capital from India.  Please see “Indian Tax Issues” on page 51 for more information.

Since the Fund invests predominantly in the securities of Indian companies, it may be subject to increased liquidity risks.  This could inhibit the Fund’s ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in India or neighboring regions or deterioration in relations between the U.S. and any such foreign country.

Emerging Markets.  Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries.  These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund.  In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities.  Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment.  A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Investment Through Mauritius.  To the extent that the Fund seeks to invest in Indian securities, the Fund currently intends to operate through the Portfolio, an entity formed in the Republic of Mauritius and regulated by the Mauritius Financial Services Commission.  The Mauritius Financial Services Commission does not vouch for the financial soundness of the Portfolio or for the correctness of any statements made or opinions expressed with regard to the Portfolio.  The Portfolio is considered an “expert fund” by the Mauritius Financial Services Commission, available only to “expert investors” such as the Fund.  As an investor in the Portfolio, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Portfolio’s failure.

The Trust sponsored the organization and operation of the Portfolio and the Fund will be the sole investor.  The Trust controls the operations of the Portfolio through the participation of Mr. Keffer on the Board of Directors of the Portfolio.  The Adviser provides discretionary investment advisory to the Portfolio pursuant to an Advisory Agreement between the Portfolio and the Adviser.  Under the Advisory Agreement, the Adviser provides separate investment advisory services to the Portfolio and will execute the purchase and sale of

Indian equity securities and other Indian investments on behalf of the Fund through investments in the Portfolio.  The Portfolio will be registered as a sub-account of Cim Asset Management Ltd. (“Cim”), which is registered as a FII with the Securities and Exchange Board of India.  Cim will execute the portfolio transactions on behalf of the Adviser and the Portfolio through its sub-account. In order to avoid duplication of expenses between the Portfolio and the Fund, the Adviser will not charge the Portfolio for providing services to the Portfolio.  Instead, the advisory fees will be charged at the Fund level.

The Portfolio has elected to be treated as a disregarded entity for United States federal income tax purposes.  As such, the income, assets and activities of the Portfolio are treated as those of the Fund.  Investments made by the Portfolio in Indian securities are treated as investments by the Fund, and dividends and distributions received by the Portfolio on these investments are treated as having been received by the Fund.  Any investment made by the Fund in the Portfolio, and any distributions by the Portfolio to the Fund are disregarded, as the Portfolio is not treated as an entity separate from the Fund.  The Fund will invest in the Portfolio through daily subscriptions and redemptions of the Portfolio’s participating shares.

Investing through the Portfolio is expected to provide the Fund with a tax-efficient method of investing directly in Indian securities.  The Portfolio will seek to maintain its residency in Mauritius to avail itself of the currently effective income tax treaty between India and Mauritius.  The Supreme Court of India has previously upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities.  The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty.  The Portfolio has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.

Recently, amendments to the income tax treaty have been proposed.  If enacted in their proposed form, these or any other changes to the treaty, Indian or Mauritian tax laws, or the manner in which the treaty and such laws are applied to the Fund or the Portfolio, might have an adverse tax effect on the Fund and its shareholders, possibly with retroactive effect.

The Portfolio holds a Category 1 Global Business License issued by the Mauritius Financial Services Commission and will be subject to a tax rate of 15% on its corporate income in Mauritius.  However, the Portfolio will be entitled to a foreign tax credit equivalent to the higher of the actual foreign tax paid or a deemed tax credit of 80% of the Mauritius tax on its foreign source income, which will result in a maximum tax rate of 3%.  Capital gains will be exempt from income tax in Mauritius on disposals by the Portfolio of its investments.  There is no withholding tax payable in Mauritius in respect of payments of dividends to investors or redemption of participating shares in the Portfolio.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid.  The Fund can take advantage of this zero tax rate through its investments through the Portfolio.  The Indian tax rate on short-term capital gains was reduced from 30% to 10% (plus surcharges).  However, effective January 4, 2009, the Indian tax rate on short-term capital gains was increased to 15%.  The primary tax advantage of investing through the Portfolio and relying on the India-Mauritius treaty is the elimination of the 15% Indian tax on short-term capital gains.  Any change in the provision of this treaty, in its applicability to the Fund or the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

Political and Economic Developments. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region.  In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy and/or other developed market economies, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

In India, the government has exercised and continues to exercise significant influence over many aspects of the economy.  Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy and could adversely affect market conditions.  These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Mauritius currently offers an established hub for international investments, with a regulatory structure and local business infrastructure designed to meet the needs of investment vehicles, including well-developed banking facilities and business links with a number of countries.  Mauritius has been politically and economically stable over the last several decades.  However, as with any other developing country, there can be no assurance that it will continue to remain politically and economically stable, or that the advantageous regulatory and business climate will continue.

Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.  Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan.  The longstanding dispute with Pakistan over the bordering Indian states of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved.  The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country.  The Indian government has confronted separatist movements in several Indian states.  If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy, and, consequently, adversely affect the Fund’s investments.

D.           Foreign Currencies Transactions

Investments in foreign companies will usually involve currencies of foreign countries.  The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.  The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward currency contract  (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered “derivatives” -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipate purchasing, or the U.S. dollar value of interest and dividends paid on those securities.  The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.  There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.           Debt Securities

U.S. and Indian Government Securities.  The Fund may invest in U.S. Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States; by the right of the issuer to borrow from the U.S. Treasury; by the discretionary authority of the U.S. Treasury to lend to the issuer; or solely by the creditworthiness of the issuer.

The Fund also may invest in securities issued or guaranteed by the central and state governments in India (the “Indian Government”) and debt obligations of domestic Indian government agencies and statutory bodies, which may or may not be guaranteed by the Indian Government.

Holders of U.S. Government and Indian Government securities not backed by the full faith and credit of the U.S. or Indian government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States or Indian government in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government or Indian government would provide support if it were not obligated to do so by law.  Neither the U.S. Government, Indian government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

U.S. and Indian Money Market Instruments.  The Fund may invest in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by a rating organization or, if not rated, determined by the Adviser to be of comparable quality.  The Fund also may invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include U.S. Government and Indian Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.  The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

U.S. and Indian Corporate Debt Obligations.  The Fund may invest in corporate debt obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine (9) months.  In addition, the Fund also may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities.  The Fund may invest in treasury inflation protected securities (“TIPS”).  TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money.  The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI).  A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.  This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments.  Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.  TIPS are subject to certain risks, including interest rate risk and deflation risk.

Municipal Securities.  The Fund may invest in municipal securities.  Municipal securities are issued by the states, territories and possessions of the United States or Indian governments, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are classified as general obligation or revenue bonds or notes.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.  Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state, territory and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets.  Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities.  The Fund may invest in variable and floating rate securities, including perpetual floaters.  Fixed-Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts.  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the

“underlying index”).  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  A perpetual floater is a floating rate security with no stated maturity date.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity.  The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument.  The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal.  There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights they may have.  The Fund could, for this or other reasons, suffer a loss with respect to those instruments.  The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities.   The Fund may invest in zero-coupon securities.  Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value, do not pay current interest to holders prior to maturity, or have a specified redemption date or cash payment date.  The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance.  The original issue discount on the zero-coupon securities must be included ratably in the income of the Fund (and thus an investor’s) as the income accrues, even though payment has not been received.  The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.  Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream or custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities.  The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security.  These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security.  The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations.  The Fund may invest in financial institution obligations.  Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances.  To the extent that the Fund invests in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance   Corporation.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade.  Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.  Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.  Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks.  Each of these instruments is U.S. dollar denominated.

Risks of Fixed-Income Securities.  Yields on fixed-income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rates.  The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates.  The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Credit.  The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.  Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

F.           Derivatives

The Fund may purchase stock options, write put and call options, write strangles and straddles, buy and sell stock and index futures and options on futures, enter into swap agreements and invest in other derivative instruments to: (i) enhance the Fund’s performance; (ii) seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities that the Fund plans to purchase; or (iii) in order to offset the effects of general stock market movements.

The Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities.  Options purchased or written by the Fund must be traded on an exchange.  The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities.  The Fund also may purchase or write put and call options on these futures contracts.

Options, futures contracts, and swaps are considered to be derivatives.  Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC.  No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (i) offsetting (“covered”) positions; or (ii) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit.  Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment.  Offsetting covered positions also may include an offsetting option or futures contract.  The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”).  Segregated Assets cannot be sold or closed out while the strategy is outstanding, unless the Segregated Assets are replaced with similar assets.  As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

Options on Securities.  A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option.  The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.  A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option.  The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price.  The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices.  An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index.  Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities.  Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Futures.  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.  An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made.  Generally, these futures contracts are closed out prior to the expiration date of the contracts.

Risks of Options and Futures Transactions.  Options and futures contracts are considered “derivatives” – financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security or an index of securities).  There are certain investment risks associated with options and futures transactions.  These risks include:  (i) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing their positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets.  Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs.  Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if the Fund has insufficient cash, they may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss.  In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions they hold.

The Fund could suffer losses if they are unable to close out a futures contract or options on futures contract because of an illiquid secondary market.  Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products.  However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time.  Thus, it may not be possible to close a futures or option position.  Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.  The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that the Adviser will incorrectly predict future market trends.  If the Adviser’s attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Fund.  While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.  The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yields.

Swaps.   The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, constant maturity swaps and the purchase or sale of related caps, floors, collars and other derivative instruments.  The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of its respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal.  Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

Constant maturity swaps are a variation of the regular interest rate swap.   In a constant maturity swap, the floating interest rate is reset periodically according to the fixed maturity market rate of a product with a duration extending beyond that of the swap’s reset period.   Constant maturity swaps are exposed to changes in long-term interest rate movements.

The purchase of a cap on a swap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used.  Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk.  If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments.  For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.  The Fund will enter into an equity swap contract only on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments.  Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction.  There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies.  The Fund thus assumes the risk that they may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.  However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount.  The Adviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions.  To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to the Fund’s overall limit on illiquid investments discussed below.

Straddles and Strangles.  In a straddle transaction, the Fund either buys a call and a put or sells a call and a put on the same security. In a strangle transaction, the Fund purchases and sells a call or a put. The Fund will sell a straddle when the Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline. Entering into such transactions requires the Fund to buy and/or write more than one option simultaneously.  As a result, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Derivatives Risk.  Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for the Fund.

Risks of Hedging Strategies.  The Fund may engage in hedging activities.  In connection with hedging strategies, the Adviser may cause the Fund to utilize a variety of financial instruments, including index futures contracts and options on futures contracts.  Hedging generally is used to mitigate the risk of particular price movements in one or more securities that the Fund owns or intends to acquire.  Hedging instruments on stock indices generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  Further, hedging with an index that does not one hundred percent mirror a portfolio introduces the risk of losing money on the hedge as well as on the underlying position.  A hedging position taken at the wrong time could have an adverse impact on the Fund’s performance.  The Fund’s ability to use hedging instruments may be limited by tax considerations.  The use of hedging instruments is subject to regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities.

Segregated Assets.  The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records, cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account with the Fund’s Custodian in the prescribed amount.  The asset value, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

G.           Leverage Transactions

The Fund does not intend to utilize leverage techniques.

Borrowing.  The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio.   In the event that the Fund’s borrowings exceed 33 1/3% of the Fund’s total assets, the Fund shall reduce the amount of its borrowings, within 3 days (excluding Sundays and holidays) in order to reduce borrowings to no more than 33 1/3% of total assets.

The Fund is seeking to obtain in a single committed, secured line of credit with the Custodian to be used only for temporary or emergency purposes.  Interest is charged on borrowings under this line of credit.  The Fund also pays an annual commitment fee.

Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities.  An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of that Fund’s NAV.  A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending.  The Fund may lend portfolio securities in an amount up to 20% of its total assets to brokers, dealers and other financial institutions.  In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan.  The Fund may share the interest it receives on the collateral securities with the borrower.  The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.  Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.  The Fund may pay fees to arrange for securities loans.

Repurchase/Reverse Repurchase Agreements.  The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later.  Entering into repurchase agreements is subject to the same percentage limitation as borrowing.  If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.  Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

The Fund may enter into reverse repurchase agreements that are transactions in which the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

H.           Illiquid and Restricted Securities

The Fund may invest in illiquid and restricted securities.  The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities include: (i) repurchase agreements not entitling the holder to payment of principal within seven days; (ii) securities which are not readily marketable; and (iii) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).  The Fund will not invest more than 15% of its net assets in illiquid securities.

Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.  A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid.  In addition, transaction costs may be higher for 144A securities than for more liquid securities.  Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop.  A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Limitations on resale may have an adverse effect on the marketability of a security and the Fund also might have to register a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity.  The Board has delegated the function of making determinations whether specific securities are liquid or illiquid to the Adviser, pursuant to guidelines approved by the Board.  The Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board.  The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (i) the frequency of trades and quotations for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

I.           Exchange Traded Funds (“ETFs”)

The Fund may invest in ETFs that primarily invest in debt instruments.  The Fund, as a shareholder of the ETF, will bear its pro-rata portion of the ETF’s advisory fee and other expenses, in addition to its own expenses.

As a shareholder, the Fund must rely on the ETF to achieve its investment objective.  If the ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting that Fund’s performance.  To the extent that the Fund invests in ETFs that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

J.           Security Ratings Information

The Fund’s investments in fixed-income, preferred and convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities.  The Fund invests in investment grade debt securities.  Investment grade means rated in the top four long-term rating categories by a rating organization, or unrated and determined by the Adviser to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the case of S&P.  Non-investment grade debt securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities.  Unrated securities may not be as actively traded as rated securities.  The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  To the extent that a rating changes as a result of changes in an organization or its rating system, the Adviser will attempt to substitute comparable ratings.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  The rating of an issuer is a view of potential developments related to the issuer and may not necessarily reflect actual outcomes.  An issuer’s current financial condition may be better or worse than a rating indicates.

K.           Non-Diversified Fund

A “non-diversified” fund may invest a larger portion of its assets in the securities of a single issuer compared with that of a diversified fund.  An investment in one of the non-diversified Funds entails greater risk than an investment in a diversified fund because of the Fund’s greater exposure to the risks associated with individual issuers: a higher percentage of investments among fewer issuers may result in greater volatility of the total market value of the Fund’s portfolio; and economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers.

L.           Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible market turbulence may have an adverse effect on the Fund.

Investment Limitations

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy.  Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

1.           Borrowing Money

The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.           Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

3.           Underwriting Activities

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.

4.           Making Loans

The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5.           Purchases and Sales of Real Estate

The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.           Purchases and Sales of Commodities

The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

7.           Issuance of Senior Securities

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.           Diversification

The Fund has elected to operate as a “non-diversified” fund, as such term is defined in the 1940 Act.

Board of Trustees, Management and Service Providers

A.           Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters. Board members who are Independent Trustees constitute at least two-thirds of the Board.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each Trustee serves until his or her death, resignation or removal and replacement.  The address for all Trustees is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each Trustee oversees twenty-three series of the Trust.  Mr. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic.  Mr. Keffer also is an independent director of the Wintergreen Fund, Inc., another registered open-end investment company.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer(1) Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

(1)  Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a Trustee and as Independent Chair.  Mr. Parish also served as a Trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a Trustee.  Mr. Azariadis also served as a Trustee of Monarch Funds from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as a co-founder of an information technology firm; experience as a consultant; and multiple years of service as a Trustee.  Mr. Cheng also served as a Trustee of Monarch Funds from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a Trustee.  Mr. Keffer also served as a Trustee of Monarch Funds from 2003 to 2009 and continues to serve as an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund.  The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund.  In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the Adviser and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund.  For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the Fund’s advisory agreement with the Adviser.  Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act.  Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices.  In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and Other Series of the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2010(1)	Aggregate Dollar Range of Ownership as of December 31, 2010 in all Registered Investment Companies Overseen by Trustee in the Trust
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000
Interested Trustee
John Y. Keffer	None	$10,001-$50,000

(1) Since the Fund commenced operations after December 31, 2010, the Trustees did not own any shares of the Fund prior to December 31, 2010.

B.           Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each Officer is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services, 2007; Elder Care, 2005-2006; Director, Fund Accounting, Citigroup 2003-2005.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc., 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007; FDIC, 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup, 2006-2008.

C.           Ownership of Securities of the Adviser and Related Companies

As of June 30, 2011, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.           Information Concerning Trust Committees

Audit Committee.  The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.   During the fiscal year ended April 30, 2011, the Audit Committee met four times.

Nominating Committee.  The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for Trustee recommended by security holders.  During the fiscal year ended April 30, 2011, the Nominating Committee did not meet.

Valuation Committee.  The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation.   Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Fund’s shares and the activities of the Fund Accountant and the Adviser in connection with the valuation of the Fund’s portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities.  During the fiscal year ended April 30, 2011, the Valuation Committee met 157 times.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the  Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended April 30, 2011, the QLCC did not meet.

E.           Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $45,000 for service to the Trust.  The Chairman of the Board is paid an annual fee of $66,000.  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the estimated compensation that will be earned by each Trustee for the fiscal year ending April 30, 2012.

Trustee	Compensation from the Fund*	Pension or Retirement Benefits	Total Compensation from Trust
John Y. Keffer	$0	N/A	$0
Costas Azariadis	$386	N/A	$45,000
James C. Cheng	$386	N/A	$45,000
J. Michael Parish	$566	N/A	$66,000

*The Fund has not commenced operations as of the date of this SAI.  Accordingly, this table shows the estimated compensation for the fiscal period May 1, 2011 through April 30, 2012.

F.           Investment Adviser

Services of Adviser.  The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.  The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser.  The Adviser is a wholly-owned subsidiary of ICICI Securities Ltd., India, which is a wholly owned subsidiary of ICICI Bank Ltd., which is the second largest bank in India.

Information Concerning Accounts Managed by the Portfolio Managers.

The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2011.

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Vinay Sharma	0	0	0	0	0	0
Pushpinder Singh*	0	0	3 ($1.31B)	0	0	0

* Mr. Singh is acting only as the adviser to the Other accounts and does not have discretion over managment of these portfolios.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

●
If the portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

●
With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●
Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers.

Portfolio manager compensation consists of a fixed annual salary and a variable component, which is linked to the performance level of the accounts managed by a portfolio manager for the one- and three-year periods.  Performance is measured on the basis of the contribution and value addition (i.e., assets under management plus the performance of the Fund) to the Adviser and its clients.

Portfolio Manager Ownership in the Fund.  Mr. Pushpinder Singh and Mr. Vinay Sharma are the Fund’s portfolio managers.  The Fund had not yet commenced operations prior to the date of this SAI.  Accordingly, the Fund’s portfolio managers do not own any shares of the Fund.

Fees.  Pursuant to the Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate equal to 1.25% of the Fund’s average daily net assets.  The Adviser has agreed to cap its advisory fee and/or reimburse certain expenses of the Fund to the extent that the annual operating expenses of the Class A Shares, Class C Shares and Class I Shares of the Fund exceed

1.95%, 2.70% and 1.70%, respectively, of the Fund’s average daily net assets through September 1, 2012.  This expense limitation excludes other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation.  Expense limitations may be changed only with the approval of the Board.  Any reimbursement of the Fund’s expenses or reduction in the Adviser’s investment advisory fees is subject to reimbursement by the Fund within the following three fiscal years and any additional periods if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the Fund reimbursement.

The advisory fee, if not waived, is accrued daily by the Fund and is assessed based on average daily net assets for the previous month.  The advisory fee is paid monthly based on average daily net assets for the prior month.

The Fund had not commenced operations prior to the date of this SAI.  Accordingly, advisory fee data is not provided.

Advisory Agreement.

The Fund’s Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Portfolio or the Fund in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Advisory Agreement or in the absence of reckless disregard of its obligations and duties under the Advisory Agreement.

G.           Distributor

Distribution Services.  The Distributor (also known as the principal underwriter) of the shares of the Fund is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of the Fund’s shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected Financial Intermediaries for distribution of shares of the Fund.  With respect to certain Financial Intermediaries and related Fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These Financial Intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These Financial Intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through Financial Intermediaries will be subject to the procedures of those Intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the Financial Intermediary through whom they purchase shares.  Investors purchasing shares of the Fund through Financial Intermediaries should acquaint themselves with their intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their intermediary.  The Financial Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.  The Adviser has entered into a separate agreement with the Distributor pursuant to which it compensates and reimburses the Distributor for services provided to the Fund under the Distribution Agreement.  The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Distribution Plan (Class A Shares and Class C Shares).  The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of Class A Shares and up to 1.00% of the average daily net assets of Class C Shares for distribution services and/or the servicing of shareholder accounts.  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons, including the Adviser, for any distribution or service activity conducted on behalf of the Fund.  The plan is a core component of the ongoing distribution of Class A Shares and Class C Shares.

The plan provides that payees may incur expenses for distribution and service activities including, but not limited to: (i) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (ii) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of the Fund’s shares, or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing

(excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of the Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.  The plan obligates the Fund to compensate the Distributor for services and not to reimburse it for expenses incurred.

The Fund had not commenced operations prior to the date of this SAI.  Accordingly, 12b-1 expense data is not provided.

	Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
ICICI India Dynamic Fund	N/A	N/A	N/A	N/A	N/A	N/A

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of Class A Shares and Class C Shares and that other material amendments of the plan must be approved by the Independent Trustees.  The plan may be terminated with respect to the Fund’s Class A Shares and Class C Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Class of Shares.

The Fund had not commenced operations prior to the date of this SAI.  Accordingly, the fees payable by the Fund to the Distributor or its agents under the Distribution Plan for Class A Shares, the amount of fees waived by the Distributor or its agents, and the actual fees received by the Distributor and its agents under the Plan are not provided.

The Fund is authorized to pay up to 0.10% of the average daily net assets of the Class A Shares, Class C Shares and Class I Shares of the Fund as payment of shareholder recordkeeping, administration and transfer agency services for Class A, Class C and Class I shareholders.  The fees are included as part of the Fund’s “Other Expenses” in the table in the “Fees and Expenses” section in the Prospectus.  Such fees are typically paid to Financial Intermediaries such as plan sponsors and broker-dealers.

H.           Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide transfer agency services and serves as the Trust Administrator.  Atlantic is a subsidiary of Forum Holdings Corporation.  John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Holdings Corporation, the parent entity of Atlantic.  JFS provides fund accounting and serves as the Fund Administrator.

Pursuant to the Atlantic Services Agreement, (the “Atlantic Agreement”), the Fund pays Atlantic a base fee for Trust Administration services at an annual rate of: 0.02% on the first $500 million in Fund assets, 0.01% on the next $500 million in Fund assets, 0.005% on Fund assets exceeding $1 billion.  The Fund pays Atlantic a fee for transfer agency services at an annual rate of 0.01% of assets.  The Fund also pays Atlantic a monthly maintenance fee of $500 per month for each CUSIP and certain surcharges and shareholder account fees.  Fees are accrued daily by the Fund and are paid monthly based on the average net assets, and accounts for the prior month.  The Atlantic Agreement asset base fee is subject to an annual minimum of $30,000.

Pursuant to the JFS Services Agreement, (the “JFS Agreement”), the Fund pays the Fund Administrator a bundled fee for administration and fund accounting services at an annual rate of: 0.10% on the first $250 million in Fund assets, 0.075% on the next $250 million in Fund assets, and 0.03% on Fund assets exceeding $500 million.  The JFS Agreement asset base fee is subject to an annual minimum of $120,000.

As Trust Administrator, Atlantic administers the Trust’s operations with respect to the Fund except those that are the responsibility of the Fund Administrator or any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board.  The Trust Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its transfer agent and dividend disbursing agent, legal and other services performed for the Fund; (2) preparing for filing and filing Form N-PX; (3) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; and (4) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Administrator, JFS administers the Fund’s operations except those that are the responsibility of Atlantic or any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board.  The Fund Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and annual/semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC, and state and other securities administrators; and (4) assisting the Fund’s investment adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports.

As Fund Accountant, JFS provides fund accounting services to the Fund.  These services include calculating the NAV of the Fund.

Atlantic serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the SEC.  The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Atlantic provides a Principal Executive Officer (“PEO”), a Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to a Compliance Services Agreement (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund equal to $40,000.

The Compliance Services Agreement continues in effect until terminated.  The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party.  Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties ("Atlantic Indemnitees") are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Multiconsult Limited is the administrator in Mauritius.  The Portfolio pays Multiconsult Limited for its services, including:  (i) keeping statutory books and records in order to comply with Mauritian Company Law and Financial Services Commission of Mauritius requirements; (ii) preparing certain regulatory filings; (iii) providing taxation and regulatory advising services; and (iv) providing office facilities in Mauritius.  The Portfolio also reimburses Multiconsult Limited for all reasonable out-of-pocket expenses incurred in the performance of its duties.  Any fees paid by the Portfolio will ultimately be borne by the Fund and its shareholders.

The Fund had not commenced operations prior to the date of this SAI. Accordingly, fee data for the aforementioned services are not provided.

Custodian

Citibank N.A. (“Citi”) is the Custodian for the Fund and the Portfolio.  As such, Citi safeguards and controls the Fund’s and the Portfolio’s cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets.  The Custodian is located at 388 Greenwich Street, New York, New York 10013.

Legal Counsel

K&L Gates LLP, 1601 K Street, N.W. Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 303 East Wacker Drive, Chicago, Illinois  60601, is the independent registered public accounting firm for the Fund and provides audit and tax services. KPMG audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  KPMG also reviews certain regulatory filings of the Fund.

Portfolio Transactions

A.           How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected: (i) if the security is traded on an exchange, through brokers who charge commissions; and (ii) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.           Commissions Paid

The Fund has not commenced operations prior to the date of this SAI.  Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years.

C.           Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D.           Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.  The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  Research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

The Fund has not commenced operations prior to the date of this SAI.  Accordingly, the Fund did not direct brokerage to any broker for research services provided to the Fund during the last fiscal year.

E.           Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

F.           Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, with required consents, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G.           Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H.           Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers are the 10 brokers or dealers that:  (i) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (ii) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during that Fund’s last fiscal year; or (iii) sold the largest amount of the Fund’s shares during that Fund’s last fiscal year.

The Fund had not commenced operations prior to the date of this SAI.  Accordingly, data regarding the Fund’s regular broker-dealers is not included.

I.           Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period.  You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI.  You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Adviser makes publicly available, on at least a quarterly basis, information regarding the Fund’s currency exposures.  This holdings information is made available through the Adviser’s website.  This holdings information is released within 15 days after the period end.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform.  The Adviser has regular and continuous access to the Fund’s portfolio holdings.  In addition, the Fund Administrator, the Trust Administrator, the Custodian, the Distributor and the Fund Accountant, as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The Trustees, the Fund’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient:  (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information.  Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure.

No compensation is received by the Fund nor, to the Fund’s knowledge, paid to its Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings.  The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

Purchase and Redemption Information

A.           General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of each class on any weekday except days when the NYSE is closed, but under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

B.           Additional Purchase Information

Shares of each class of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only.  In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of that Fund as payment for Fund shares.  The Fund will only accept securities that: (i) are not restricted as to transfer by law and are not illiquid; and (ii) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAs.  All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs.  If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

C.           Additional Redemption Information

You may redeem the Fund’s shares at NAV, minus any applicable CDSC and/or redemption fee.

The Fund may redeem shares involuntarily to: (i) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (ii) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption.  The right of redemption may not be suspended, except for any period during which: (i) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (ii) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) the SEC may by order permit for the protection of the shareholders of the Fund.

Redemption in Kind.  Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board.  However, redemption in kind would be limited to FIIs due to restrictions under Indian laws which currently limit foreign investment in Indian securities to investments by FIIs.  The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination.  In determining the NAV of a class of the Fund, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service.  If no sales price is reported, the mean of the last bid and ask price is used.  If no average price is available, the last bid price is used.  If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions.  Distributions of net investment income will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.  Distributions of capital gain will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Additional Information Regarding CDSC.  The redemption of C Class shares may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your shares within 12 months of purchase.  In addition, if you purchased $1,000,000 or more of Class A Shares of the Fund that were not otherwise eligible for a sales charge waiver and sell the shares within 12 months from the date of purchase, you may pay a CDSC of up to 1%.

In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.  As described in the Prospectus, there are various circumstances under which the CDSC will be waived.  Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

●
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

●
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

●
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code of 1986. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

●	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

●	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

●	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor (or Manager) allowing this waiver.

●	To return excess contributions made to a retirement plan.

●	To return contributions made due to a mistake of fact.

Example

The following example illustrates the operation of the CDSC for Class C Shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

Taxation

As discussed above under the heading, “Foreign Securities-Investment through Mauritius,” the Portfolio has elected to be treated as a disregarded entity for U.S. federal income tax purposes.  As a disregarded entity, the income, assets and activities of the Portfolio are treated as those of the Fund.  Distributions by the Portfolio to the Fund are disregarded as the Portfolio is not treated as an entity separate from the Fund.  Similarly, investments by the Portfolio are considered as made and held by the Fund.  Accordingly, this discussion of “Taxation” refers only to the Fund.

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A.           Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify for treatment as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is April 30.

Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gains over net long-term capital losses and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.  To continue to qualify for that treatment, the Fund must satisfy the following requirements:

●
The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

●
The Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or those currencies and (ii) net income from an interest in a qualified publicly traded partnership (“QPTP”).

●
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (ii) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than Government Securities and securities of other regulated investment companies) or (b) the securities (other than the securities of other regulated investment companies) of  two or more issuers that the Fund controls and that are engaged in the same,  similar or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify

 It is the Fund’s intention to qualify as a regulated investment company in any given tax year.  If for any tax year the Fund fails to meet one of the tests described above, the Regulated Investment Company Act of 2010 provides several cure provisions which, if all requirements are met, will prevent registered investment company disqualification.

B.           Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2012.  A distribution is treated as qualified dividend income by a shareholder to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

The Fund anticipates distributing substantially all of its net capital gain for each taxable year.  These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Fund may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers (retain their character as either short-term or long-term and may be carried forward indefinitely to offset any future capital gains.  All capital loss carryovers are listed in the Fund’s financial statements.  Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in your shares and are treated as capital gain to the extent they exceed the cost basis in your shares.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund).  If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund.  A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to recognize distributions by the Fund as income in the year in which they are made.  However, a distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months is deemed to be paid by the Fund and received by you on December 31 of that year even if the distribution is paid by the Fund in January of the following year.

The Fund in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

C.           Certain Tax Rules Applicable to Fund Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund may give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Fund expire unexercised, the premiums received by the Fund may give rise to short-term or long-term capital gains at the time of expiration (depending on the length of the respective exercise periods for the options).  When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid.  When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and that Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, that Fund may be subject to U.S.  federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by that Fund to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to that Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if either (i) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (ii) at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  The Fund could elect to “mark-to- market” stock in a PFIC.  Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by that Fund for prior taxable years.  The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and that Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, that Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to that Fund.  Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.           Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (i) 98% of its ordinary taxable income for the calendar year plus; (ii) 98.2% of its capital gain net income (including foreign currency gains and losses) for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year.  The remaining 2 and 1.8% of the Fund’s income and capital gains, respectively, must be distributed during the next calendar year to avoid paying another excise tax.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund may offset any net ordinary loss to the extent of any net short-term capital gains.

The Fund intends to make sufficient distributions of its taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.           Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss realized may be disallowed if you purchase the Fund’s shares (for example, by reinvesting dividends) within 30 days before or after the redemption (a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.           Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (i) have failed to provide a correct taxpayer identification number; (ii) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (iii) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s federal income tax liability.

G.           State and Local Taxes

The tax rules of the various states of the United States and their local jurisdictions with respect to an investment in the Fund can differ from the federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H.           Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, that Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by that

Fund.  However, there can be no assurance that the Fund will be able to do so.  Pursuant to this election, you will be required to (i) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (ii) treat your pro rata share of such foreign taxes as having been paid by you and (iii) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes.  You may be subject to rules which limit or reduce your ability to fully deduct or claim a credit for your pro rata share of the foreign taxes paid by that Fund in which you invest.

I.           Indian Tax Issues

General

The summary of Indian tax matters contained below is based on existing law as of the date of this SAI, including the provisions of the Indian Income Tax Act, 1961 (the “Income Tax Act”) and the provisions of the Tax Treaties.  The Income Tax Act is amended every year by the Indian Finance Act of the relevant year, and this summary reflects changes through the date hereof. No assurance can be given that future legislation, administrative rulings or court decisions will not significantly modify the conclusions set forth in this summary, possibly with retrospective effect.

The following discussion of existing Indian tax law and the application of the Tax Treaties does not address the potential application of the proposed Direct Taxes Code (“DTC”) that was tabled before the Lok Sabha (the Indian lower house of Parliament), which, if enacted, will replace the existing Income Tax Act effective April 1, 2012. Several provisions in the DTC, if enacted, could affect the Portfolio. The key provisions of the DTC and their potential application to the Portfolio are described below in “The Direct Taxes Code, 2010.”

Characterization as “Business income” or “Capital gains”

The issue of whether gains arising from the sale of shares of an Indian company should be classified as “Capital gains” or “Business income’ has traditionally been a subject matter of litigation with Indian tax authorities. However, the judicial pronouncements, while laying down certain guiding principles have largely been driven by the facts and circumstances of each case.

Investment in India would be made through the Portfolio incorporated in Mauritius or any other tax efficient jurisdiction. Where investment is made through Mauritius, as per Article 13 of the India-Mauritius Tax Treaty (the “Treaty”), capital gains derived by a Mauritius tax resident entity from sale of shares or other securities of an Indian company will not be subject to Indian tax, if such gains are characterized as capital gains.  However, if the gains realized by the Mauritius tax resident entity on the sale of such shares or other securities are characterized as business income, such gains would be taxable at the rate of 40% (plus applicable surcharge and education cess) in India only if the Mauritius tax resident entity has a permanent establishment in India. This, in turn, should allow the fund to sell portfolio securities without regard to tax consequences in India (although U.S. tax consequences will continue to apply).  However, certain amendments to the treaty have been proposed and any such amendments may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.  For additional information regarding taxation of the Fund, see the discussion below under the heading “J. Investment Through Mauritius or Other Tax Efficient Jurisdiction.”

J.           Investment through Mauritius or Other Tax Efficient Jurisdiction

The Fund currently intends to invest in the securities of Indian companies through the Portfolio, an entity formed in the Republic of Mauritius.  Such entity has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the Act read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply to the extent they are more beneficial than the provisions of the Treaty. Assuming that the investment are made from a sub-account based in Mauritius, in order for the Treaty provisions to apply, the Portfolio must be a tax resident of Mauritius and must hold a valid Tax Residency Certificate (“TRC”) issued by Mauritius tax authorities.

According to the provisions of Article 13 of the Treaty, all the capital gains realized by the Portfolio, whether long-term or short term will not be subject to tax in India, provided the Portfolio does not have a permanent establishment in India. Further, in light of the judgment of Supreme Court of India in the case of Azadi Bachao Andolan (263 ITR 706) and Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, a TRC issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty. As the Portfolio holds a valid tax residency certificate from the Mauritius Revenue Authority, it is expected that all the capital gains realized by the Portfolio will be subject to tax only in Mauritius.

Long-term capital gains from the sale of Indian listed securities chargeable to Securities Transaction Tax (“STT”) would be exempt from tax in India.  Short-term capital gains from sale of Indian listed securities chargeable to STT would be taxed at the rate of 15% in India (excluding currently applicable surcharge of 2% on tax payable and education cess and secondary higher education cess aggregating to 3% on tax payable and surcharge thereon). Short-term capital gains from sales of securities other than mentioned above (including listed debt securities) would be taxed at the rate of 30% (plus applicable surcharge and education cess) and long-term capital gains on sale of securities other than mentioned above (including listed debt security) would be taxable at the rate of 10% (plus applicable surcharge and education cess). In addition, STT applies to purchases or sales of equity shares sold on a recognized stock exchange in India.

The period of holding for determining whether there are long term or short term capital gains shall vary depending upon the type of securities. In case of certain listed securities and zero coupon bonds, the period of holding for it to be characterized as long term capital asset is more than 12 months whereas for other securities, such period of holding is increased to more than 36 months.  The tax is computed on net realized capital gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains.  Interest with respect to loans denominated in foreign currency arising to a non-resident will be subject to withholding tax at the rate of 20% (plus applicable surcharge and education cess). Withholding tax in respect of interest other than mentioned above arising to a non-resident will be subject to withholding tax at the rate of 40% (plus applicable surcharge and education cess).

Under the Act, shareholders are not subject to Indian tax with respect to dividends declared or paid by an Indian company on which dividend distribution tax is paid by the company declaring or paying such dividend. Currently, dividends distributed by Indian companies are liable to dividend distribution tax of 15% (plus applicable surcharge and education cess).

In the event gains on sale of Indian securities are held to be business income, then, in the absence of a “permanent establishment “ in India such business income of the Portfolio would not be subject to tax in India. However, in the event that the Portfolio is held to have a “business connection” or a “permanent establishment” in India then such business income could be taxed in India at the rate of 40% on net basis plus surcharge of 2% plus education cess and secondary higher education cess aggregating to 3% (on tax payable and surcharge thereon) but only to the extent such income is attributable to the activities of its permanent establishment in India.

In the event that the benefits of the Treaty are not available to the Portfolio and is held to have a permanent establishment in India, the Portfolio may be subject to a Minimum Alternate Tax (“MAT”). As per the Act, if the tax payable by any company (including a foreign company) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% (exclusive of surcharge and education cess) of such book profits. Long-term capital gains on the sale of listed securities which is chargeable to STT are included in the definition of “book profits” for the purposes of calculation MAT.

The Direct Taxes Code, 2010

The DTC tabled before the Lok Sabha (i.e., the Indian lower house of Parliament), if enacted will replace the existing Income Tax Act effective April 1, 2012. The DTC proposes several changes in the tax regime and administration thereof.  The DTC includes several provisions which may impact the Portfolio.  These provisions include, but are not limited to, the following:

(a)
General Anti-Avoidance Rule (the ‘GAAR’) provisions have been introduced, which would empower the Indian tax authorities to declare an arrangement an impermissible avoidance arrangement if, inter alia, it was entered into for the primary purpose of obtaining a tax benefit and it lacks commercial substance, or does not have a bonafide purpose.  The Central Board of Direct Taxes is expected to issue guidelines and prescribe the manner in which the GAAR provisions may be invoked. Depending on that guidance, the GAAR provisions may override the provisions of a tax treaty where a foreign entity claiming the benefits of that tax treaty lacks commercial substance in its country of incorporation.

(b)	Income earned by Foreign Institutional Investors from the sale of securities, including derivatives, would be characterized as “capital gains.”

(c)
The DTC would make it mandatory to obtain a TRC before any relief could be claimed under any tax treaty.  If a Portfolio were to fail to obtain a TRC, the lack of such TRC could be used by the Indian tax authorities to challenge the Portfolio’s eligibility for benefits under a treaty. Further, such TRC would need to be obtained in a “prescribed form” which has yet to be specified by the Indian tax authorities.

(d)
A portfolio may be considered to be resident in India if its place of effective management is in India at any time in the year. Residents in India are subject to taxation in India, including on capital gains. “Place of effective management” is defined in the DTC as (i) the place where the board of directors of the company or its executive directors, as the case may be, make their decisions; or (ii) in the case of a board of directors that routinely approves the commercial and strategic decisions made by the executive directors or officers of the company, the place where such executive directors or officers perform their functions.

(e)
The DTC would widen the taxable income concept to include gain from an “indirect” transfer of a capital asset situated in India. The DTC provides that income arising from the transfer of any share or interest in a foreign company outside India, shall be taxable in India if at any time during the 12 months preceding the transfer, the fair market value (“FMV”) of the assets in India, owned directly or indirectly by the company, represents at least 50% of the FMV of all the assets owned by the company. The capital gains proportionate to the FMV of the assets in India would be taxable in India.

(f)	Long-term capital gains on the sale of securities on which STT is not paid would be taxable at 30%.

(g)	Minimum Alternative Tax would be calculated on book-profits at the rate of 20%.

(h)	If a foreign corporation qualifies as a resident of India on account of its place of effective management in India, such foreign corporation would be taxable at the rate of 30%.

The following disclosure is being added in order to comply with Mauritius law.

The Fund invests substantially all of its assets in the Portfolio. The Portfolio has qualified to be authorized as an “Expert Fund” under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only “expert investors” may invest in the Expert Fund. An “expert investor” is an investor that makes an initial investment, for his own account, of not less than US $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in the Portfolio nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Portfolio or the Fund’s failure.  The Mauritius Financial Services Commission does not vouch for the financial soundness of the Portfolio or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Portfolio or the Fund.

Other Matters

A.           The Trust and Its Shareholders

General Information.  The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.  The Trust’s Trust Instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights.  Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if: (i) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; and (ii) when the Trustees determine that the matter affects more than one fund and all affected funds must vote.  The Trustees may also determine that a matter only affects certain funds or classes of the Trust and thus only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series.  The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B.           Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of the date of this SAI, the Adviser has seeded the Fund with initial capital and is the sole shareholder of the Fund.

C.           Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that the Fund’s shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.  In addition, the Trust’s Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s Trust Instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund.  The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct or omission in his capacity as Trustee, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.           Proxy Voting Procedures

A copy of the Trust’s and Adviser’s proxy voting procedures are included in Appendix B, respectively.  Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (i) without charge, upon request, by contacting the Transfer Agent at (877) 344-5407 and (ii) on the SEC’s website at www.sec.gov.

E.           Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.           Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.           Financial Statements

The Fund’s Financial Statements and Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Statement of Additional Information.

Appendix A – Description of Securities Ratings

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa.  The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’.  For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.  For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade).  The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default.  Default generally is defined as one of the following:
●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument.  Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned.  Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument.  Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis.  Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Ratings:

       The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.  Default is a real possibility.

RD: Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D: Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

S&P’s Commercial Paper Ratings:

       The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’).  With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk.  Default is a real possibility.

RD – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D –Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004 and December 11, 2009

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

Reporting.  The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement.  These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General

(i)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(ii)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)	Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(i)
Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(ii)	Appointment of Auditors. Management recommendations will generally be supported.

(iii)
Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C)	Non-Routine Matters

(i)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(ii)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(iii)
Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(iv)
Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(v)
Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)	Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts.  The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)	Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

ICICI SECURITIES HOLDINGS INC. (D/B/A/ ICICI INVESTMENT ADVISORS)

PROXY VOTING POLICIES AND PROCEDURES

A.           Policy Overview

ICICI Securities Holdings Inc. d/b/a ICICI Investment Advisors (the “Firm” or “ISHI”) has adopted these Proxy Voting Policies and Procedures in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Policy is designed to provide guidance and support for those personnel responsible for voting and/or administering the proxy voting process, and to ensure that proxies are voted in the best interests of ISHI’s clients.

To the extent that ISHI has accepted a client’s delegation of authority to vote proxies on behalf of any client, it will to do so in the best interests of that client.  Secondary consideration may be given to the public and social value of an issue.  For purposes of this Policy, the “best interests of clients” means, unless otherwise specified by the client, the client’s best economic interests over the long term – that is – the common interest that all clients share in seeing the value of a common investment increase over time.   In addition, complete and accurate disclosure concerning these proxy voting policies and procedures (including records) is made available to clients upon request.

B.           Procedures

−	Guidelines

ISHI has adopted proxy voting guidelines (“Guidelines”) relating to certain recurring issues.  These Guidelines are reviewed periodically and revised when a determination has been made that a change is appropriate.  ISHI’s Guidelines are meant to convey its general approach to voting decisions on certain issues.  ISHI’s investment professionals maintain responsibility for making final proxy voting decisions based on the merits of each case and established by the Guidelines.

Investment professionals consider each proxy issue individually. The Guidelines, as described below, are periodically reviewed to reasonably ensure they continue to reflect the best interests of ISHI’s clients.

−	Use of Third Party Proxy Service

ISHI has selected a third-party proxy service to assist in the researching and voting of proxies and development of proxy voting guidelines.  The proxy service provider helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor.  ISHI utilizes the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services of the proxy vendor.   Essentially, the proxy vendor researches each proxy proposal and provides a recommendation (at ISHI’s request and only if one does not already exist) as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to ISHI’s duty to vote proxies in the best interest of its clients.  The custodian or the proxy vendor casts votes in accordance with ISHI’s Guidelines.

When not voting in accordance with pre-established guidelines, a reason for the deviation is provided in writing and retained, as required by the proxy records retention rules under the Advisers Act.

−	Company Proposals

The majority of votes presented to shareholders are proposals made by company management, which have been approved and recommended by the company’s board of directors. For routine matters such as those outlined below, the Firm will vote in accordance with the company’s recommendation, unless, in the Firm’s opinion, such recommendation is not in the best interests of the affected clients.

Generally, as an example in the absence of any unusual or extraordinary circumstances, the Firm is likely to vote client proxies in favor of the following items:

•	Ratification of appointment of independent auditors

•	General updating/corrective amendments to charter

•	Increase in common share authorization for a stock split or share dividend

•	Stock option plans that are incentive based and not excessive

•	Election of directors and payment of fees (unless director does not attend board meetings or fees exceed market standards)

Non-routine matters may involve a variety of issues, including the items listed below.  The Firm reviews all items on a case-by-case basis when submitted by management to a company’s shareholders, such as the following and other matters as the case may be:

•	Directors’ liability and indemnity proposals

•	Executive compensation plans

•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote

•	Anti-takeover and related provisions

−	Abstaining from Voting or Affirmatively Not Voting

The investment professionals have the ultimate responsibility to accept or reject any proxy voting recommendation – as determined by either the Guidelines or Client’s Guidelines (“Recommendation”).  Investment professionals, or the administrator operating under instructions provided by an investment professionals, can override any Recommendation should he/she  believe that the Recommendation is not in the best interest of the client(s).  All overrides document the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any.  ISHI can vote the same proxy proposal differently for different clients, depending on the facts and circumstances.  Also, ISHI can choose not to vote proxies under the following circumstances:

●	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

●	If the cost of voting the proxy outweighs the possible benefit, or

●	If a jurisdiction imposes share blocking restrictions which prevent ISHI from exercising its voting authority.

  The fact that a client holds a small percentage of the outstanding voting securities of a company is not a sufficient reason for not voting a proxy.

Material Conflict of Interest

There may be instances where ISHI’s interest conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”).  Investment professionals have an affirmative duty to disclose all potential Material Conflicts known to them related to a proxy vote.  Material Conflicts may exist in situations where ISHI is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where ISHI or an affiliated person:

●	Manages the issuer’s or proponent’s pension plan;

●	Administers the issuer’s or proponent’s employee benefit plan;

●	Provides brokerage, underwriting, insurance or banking services to the issuer or proponent.

Additional Material Conflicts may exist if an executive of ISHI or its control affiliates is a close relative of, or has a personal or business relationship with:

●	An executive of the issuer or proponent;

●	A director of the issuer or proponent;

●	A person who is a candidate to be a director of the issuer;

●	A participant in the proxy contest; or

●	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of ISHI will only be considered to the extent that the applicable portfolio management area of ISHI has actual knowledge of the business relationships.  Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted.  Even if these parties do not attempt to influence ISHI with regard to voting, the value of the relationship to ISHI may create the appearance of or an actual Material Conflict.

Prior to voting any proxy proposal contra ISHI Guidelines, the proxy administrator and/or portfolio manager is required to inform Compliance.  If there is no Material Conflict, then the override is granted.    All overrides are appropriately documented with a rationale for the override and a affirmative statement that a Material Conflict does not exist.  If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Committee for consideration.  In either event, ISHI considers the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and determines whether to permit or deny the vote or override of the Recommendation.  If Compliance cannot resolve the Material Conflict, ISHI can delegate the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (e.g., the proxy vendor or custodian bank) or obtaining voting instructions from its client(s).   ISHI also may delegate all Material Conflicts to the proxy vendor to remain completely independent of any decision where a Material Conflict may exist.

In considering the proxy vote and potential Material Conflict, ISHI may consider the following factors, including but not limited to:

· Whether the issuer is a client of the Adviser that serves as a material source of ISHI revenue, or an affiliate.

· The percentage of outstanding securities of the issuer held on behalf of clients by ISHI.

· The nature of the relationship of the issuer with ISHI, its affiliates or its executive officers.

· Whether there has been any attempt to directly or indirectly influence the override decision.

· Whether the direction (for or against) of the proposed vote would appear to benefit ISHI or a related party.

· Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

ISHI may not abstain from voting any proxy for purposes of avoiding a conflict.

C.           Compliance Monitoring

The CCO is responsible for ensuring for the proper administration of this Policy.  Compliance, under the direction of the CCO, or the Proxy Committee, which the CCO is a member, has the responsibility to:

●	Ensure that proxy vendor recommended changes to Guidelines, if any, are review by investment professions for approval.

●
Annually review voting on routine/recurring matters, and as facilitated by the proxy vendor, with investment professionals to ensure proxies continue to be voted in the best interest of ISHI’s clients and for possible Material Conflict identification.

●	Recommend and adopt changes to the Policy, as needed.

●	Periodically review vendor exception reports to ensure for consistency in voting.

●	Annually review the performance of the proxy vendor.

●	Operate in concert with any Regulated Clients Proxy Committees or any other requirements as described in the Regulated Clients proxy procedures.

●	Annually report, or more frequently upon request, to the Regulated Client(s)’ boards on proxy matters, as required, on such matters as:

−	Overrides

−	Changes to ISHI’s Guidelines or Policy

−	Compliance with disclosure requirements